UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2010
Omni Bio Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO	80111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 867-3415
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Form 8-K is being filed to revise and restate the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 8, 2010 in response to the comments provided by the SEC on October 15, 2010.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On October 8, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of Omni Bio Pharmaceutical, Inc. (the “Company”), in consultation with the Company’s management, concluded that the Company’s accounting for share-based compensation related to common stock purchase warrants granted to officers, directors and consultants during the period from July 30, 2009 to March 31, 2010 and a common stock purchase warrant issued on September 28, 2009 in conjunction with a licensing agreement with a related party (collectively, the “2010 Warrants”) required adjustment. As a result, the Audit Committee concluded that the Company’s consolidated financial statements and reports filed with the SEC for the fiscal year ended March 31, 2010 and the fiscal quarters ended June 30, 2009, September 30, 2009, December 31, 2009 and June 30, 2010 should not be relied upon and will be restated.
FASB Accounting Standards Codification Topic 718 Compensation — Stock Compensation (“ASC 718”) requires the use of a fair value method to measure the value of share-based compensation. When the 2010 Warrants were issued, an active market for the Company’s common stock did not exist, and as a result, in its application of ASC 718, the Company used alternative valuation methods to calculate the estimated fair value of the 2010 Warrants. Following discussions with the SEC in connection with comments issued by the staff of the SEC, the Company determined that its accounting for share-based compensation should be reviewed.
The Company intends to file an amendment to its Annual Report on Form 10-K for the year ended March 31, 2010 and each of its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2009, December 31, 2009 and June 30, 2010 (which will include the restatements for the quarterly period ended June 30, 2009). The Company intends to file such amended reports to reflect the restatements as soon as practicable. The restated financials will include the recording of additional share-based compensation and other equity-based charges based on revisions in the calculations of the estimated fair value of the 2010 Warrants.
In addition, as a result of the restatement, the Company will disclose in each of the restated reports the Company’s conclusion that its disclosure controls and procedures were not effective for the relevant periods.
Management and the Audit Committee of the Company have discussed the matters in this Item 4.02(a) with the Company’s independent accountants, Hein & Associates LLP.

The impact of the restatement on the unaudited consolidated financial statements as of and for the three months ended June 30, 2010 is shown in the following (unaudited) tables:

Balance sheet data — June 30, 2010	As reported	Adjustment (1)	As restated

Additional paid-in capital (1)	$14,710,579	$12,412,188	$27,122,767

Deficit accumulated during the development stage (1)	(13,262,497)	(12,412,188)	(25,674,685)

Total stockholders’ equity	$1,476,120	$—	$1,476,120

Statement of Operations data —
For the three months ended June 30, 2010	As reported	Adjustment	As restated

General and administrative expenses (2)	$776,025	$1,958,656	$2,734,681

Loss from operations	(776,025)	(1,958,656)	(2,734,681)

Net loss	$(776,669)	$(1,958,656)	$(2,735,325)

Basic and diluted net loss per share	$(0.03)	$(0.07)	$(0.10)

Statement of Cash Flows data
For the three months ended June 30, 2010	As reported	Adjustment	As restated

Net loss	$(776,669)	$(1,958,656)	$(2,735,325)

Share-based compensation	515,397	1,958,656	2,474,053

Net cash used in operating activities	$(663,813)	$—	$(663,813)

(1)	Adjustment includes the restatement effect for both the year ended March 31, 2010 and the three months ended June 30, 2010.

(2)	Includes share-based compensation.

The impact of the restatement on the consolidated financial statements as of and for the year ended March 31, 2010 is shown in the following tables:

Balance sheet data — March 31, 2010	As reported	Adjustment	As restated

Additional paid-in capital	$14,120,251	$10,453,532	$24,573,783

Deficit accumulated during the development stage	(12,485,828)	(10,453,532)	(22,939,360)

Total stockholders’ equity	$1,662,410	$—	$1,662,410

Statement of Operations data —
For the year ended March 31, 2010	As reported	Adjustment	As restated

General and administrative expenses (1)	$2,994,190	$4,381,552	$7,375,742
License fee — related party	1,495,000	4,120,980	5,615,980

Total operating expenses	4,489,190	8,502,532	12,991,722

Loss from operations	(4,489,190)	(8,502,532)	(12,991,722)

Charges for modifications to warrants	(528,000)	(1,951,000)	(2,479,000)

Net loss	$(5,025,352)	$(10,453,532)	$(15,478,884)

Basic and diluted net loss per share	$(0.19)	$(0.39)	$(0.58)

Statement of Cash Flows data
For the year ended March 31, 2010	As reported	Adjustment	As restated

Net loss	$(5,025,352)	$(10,453,532)	$(15,478,884)

Share-based compensation	$2,013,750	$4,381,552	$6,395,302

Charge for warrant issued for purchase of license — related party	1,470,000	4,120,980	5,590,980

Charges for modifications to warrants	528,000	1,951,000	2,479,000

Net cash used in operating activities	$(1,793,869)	$—	$(1,793,869)

1)	Includes share-based compensation.

The impact of the restatement on the unaudited consolidated financial statements as of and for the three and nine months ended December 31, 2009 is shown in the following (unaudited) tables:

Balance sheet data — December 31, 2009	As reported	Adjustment	As restated

Additional paid-in capital	$11,985,520	$8,560,411	$20,545,931

Deficit accumulated during the development stage	(11,422,658)	(8,560,411)	(19,983,069)

Total stockholders’ equity	$590,104	$—	$590,104

Statement of Operations data —
For the three months ended December 31, 2009	As reported	Adjustment	As restated

General and administrative expenses (1)	$831,519	$1,469,638	$2,301,157

Loss from operations	(831,519)	(1,469,638)	(2,301,157)

Charges for modifications to warrants	(528,000)	(1,951,000)	(2,479,000)

Net loss	$(1,361,456)	$(3,420,638)	$(4,782,094)

Basic and diluted net loss per share	$(0.05)	$(0.13)	$(0.18)

Statement of Operations data —
For the nine months ended December 31, 2009	As reported	Adjustment	As restated

General and administrative expenses (1)	$1,931,874	$2,488,431	$4,420,305
License fee — related party	1,495,000	4,120,980	5,615,980

Total operating expenses	3,426,874	6,609,411	10,036,285

Loss from operations	(3,426,874)	(6,609,411)	(10,036,285)

Charges for modifications to warrants	(528,000)	(1,951,000)	(2,479,000)

Net loss	$(3,962,182)	$(8,560,411)	$(12,522,593)

Basic and diluted net loss per share	$(0.15)	$(0.32)	$(0.47)

Statement of Cash Flows data
For the nine months ended December 31, 2009	As reported	Adjustment	As restated

Net loss	$(3,962,182)	$(8,560,411)	$(12,522,593)

Share-based compensation	$1,314,164	$2,488,431	$3,802,595

Charge for warrant issued for purchase of license — related party	1,470,000	4,120,980	5,590,980

Charges for modifications to warrants	528,000	1,951,000	2,479,000

Net cash used in operating activities	$(1,370,053)	$—	$(1,370,053)

1)	Includes share-based compensation.

The impact of the restatement on the unaudited consolidated financial statements as of and for the three and six months ended September 30, 2009 is shown in the following (unaudited) tables:

Balance sheet data — September 30, 2009	As reported	Adjustment	As restated

Additional paid-in capital	$10,507,566	$5,139,773	$15,647,339

Deficit accumulated during the development stage	(10,061,202)	(5,139,773)	(15,200,975)

Total stockholders’ equity	$473,158	$—	$473,158

Statement of Operations data —
For the three months ended September 30, 2009	As reported	Adjustment	As restated

General and administrative expenses (1)	$444,403	$871,119	$1,315,522
License fee — related party	1,495,000	4,120,980	5,615,980

Total operating expenses	1,939,403	4,992,099	6,931,502

Loss from operations	(1,939,403)	(4,992,099)	(6,931,502)

Net loss	$(1,941,304)	$(4,992,099)	$(6,933,403)

Basic and diluted net loss per share	$(0.07)	$(0.19)	$(0.26)

Statement of Operations data —
For the six months ended September 30, 2009	As reported	Adjustment	As restated

General and administrative expenses (1)	$1,100,355	$1,018,793	$2,119,148
License fee — related party	1,495,000	4,120,980	5,615,980

Total operating expenses	2,595,355	5,139,773	7,735,128

Loss from operations	(2,595,355)	(5,139,773)	(7,735,128)

Net loss	$(2,600,726)	$(5,139,773)	$(7,740,499)

Basic and diluted net loss per share	$(0.10)	$(0.19)	$(0.29)

Statement of Cash Flows data
For the six months ended September 30, 2009	As reported	Adjustment	As restated

Net loss	$(2,600,726)	$(5,139,773)	$(7,740,499)

Share-based compensation	$716,022	$1,018,793	$1,734,815

Charge for warrant issued for purchase of license — related party	1,470,000	4,120,980	5,590,980

Net cash used in operating activities	$(1,058,147)	$—	$(1,058,147)

1)	Includes share-based compensation.

The impact of the restatement on the unaudited consolidated financial statements for the three months ended June 30, 2009 is shown in the following (unaudited) tables:

Statement of Operations data —
For the three months ended June 30, 2009	As reported	Adjustment	As restated

General and administrative expenses (2)	$655,952	$147,674	$803,626

Loss from operations	(655,952)	(147,674)	(803,626)

Net loss	$(659,422)	$(147,674)	$(807,096)

Basic and diluted net loss per share	$(0.03)	$—	$(0.03)

Statement of Cash Flows data
For the three months ended June 30, 2009	As reported	Adjustment	As restated

Net loss	$(659,422)	$(147,674)	$(807,096)

Share-based compensation	489,299	147,674	636,973

Net cash used in operating activities	$(746,512)	$—	$(746,512)

1)	Includes share-based compensation.
The restatements have no impact on the Company’s assets, liabilities, total stockholders’ equity or cash flows previously reported for any of the aforementioned periods.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: October 25, 2010

	By:	/s/ Robert C. Ogden Robert C. Ogden
Chief Financial Officer